Exhibit 99.3 CONFIDENTIAL Whiting Petroleum Corporation Business Plan Overview Spring 2020 NYSE: WLL 1 Exhibit 99.3 CONFIDENTIAL Whiting Petroleum Corporation Business Plan Overview Spring 2020 NYSE: WLL 1

C CON ONF FIID DEN ENT TIIA AL L Important Notice to Recipients THIS CONFIDENTIAL PRESENTATION CONTAINS MATERIAL NON-PUBLIC INFORMATION CONCERNING WHITING PETROLEUM CORPORATION (“WHITING”) ITS AFFILIATES, OR THEIR RESPECTIVE SECURITIES (COLLECTIVELY, “COMPANY SECURITIES”). BY ACCEPTING THIS CONFIDENTIAL PRESENTATION, YOU AGREE TO USE ANY SUCH INFORMATION (AND TO REFRAIN FROM TRADING IN COMPANY SECURITIES, AS APPROPRIATE) IN ACCORDANCE WITH THE CONFIDENTIALITY AGREEMENT THAT YOU HAVE ENTERED INTO WITH WHITING, YOUR COMPLIANCE POLICIES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. You should consult with your advisors to the extent you deem appropriate in connection with the information contained in this presentation. We make no representation as to the adequacy or appropriateness of the information contained herein for your purposes. We will have no duty to update or supplement this presentation. This presentation is being furnished on the understanding that (i) it will be kept strictly confidential, including in accordance with the confidentiality agreement that you have entered into with Whiting, (ii) any reliance you or your representatives choose to place on the information contained herein is a matter of your respective judgments and at your own respective risks and (iii) neither Whiting nor its advisors or other representatives will have any liability to you or your representatives relating to the information contained in this presentation. This presentation contains statements that Whiting believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including, without limitation, statements regarding our future financial position, business strategy, projected revenues, earnings, costs, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: declines in, or extended periods of low, oil, NGL or natural gas prices; Whiting’s level of success in exploration, development and production activities; risks related to Whiting’s level of indebtedness, ability to comply with debt covenants and periodic redeterminations of the borrowing base under Whiting’s credit agreement and Whiting’s ability to generate sufficient cash flow from operations to service its indebtedness; the ability to generate sufficient cash flows from operations to meet the internally funded portion of Whiting’s capital expenditures budget; the ability to obtain external capital to finance exploration and development operations; the impact of negative shifts in investor sentiment towards the oil and gas industry; impacts resulting from the allocation of resources among Whiting’s strategic opportunities; the geographic concentration of Whiting’s operations; impacts to financial statements as a result of impairment write-downs and other cash and noncash charges; federal and state initiatives relating to the regulation of hydraulic fracturing and air emissions; revisions to reserve estimates as a result of changes in commodity prices, regulation and other factors; inaccuracies of Whiting’s reserve estimates or assumptions underlying them; the timing of exploration and development expenditures; risks relating to decreases in Whiting’s credit rating; the inability to access oil and gas markets due to market conditions or operational impediments; market availability of, and risks associated with, transport of oil and gas; the ability to successfully complete asset dispositions and the risks related thereto; the ability to drill producing wells on undeveloped acreage prior to its lease expiration; shortages of or delays in obtaining qualified personnel or equipment, including drilling rigs and completion services; weakened differentials impacting the price Whiting receives for oil and natural gas; risks relating to any unforeseen liabilities; the impacts of hedging on Whiting’s results of operations; adverse weather conditions that may negatively impact development or production activities; uninsured or underinsured losses resulting from Whiting’s oil and gas operations; lack of control over non-operated properties; failure of Whiting’s properties to yield oil or gas in commercially viable quantities; the impact and costs of compliance with laws and regulations governing Whiting’s oil and gas operations; the potential impact of changes in laws that could have a negative effect on the oil and gas industry; impacts of local regulations, climate change issues, negative public perception of Whiting’s industry and corporate governance standards; the ability to replace Whiting’s oil and natural gas reserves; negative impacts from litigation and legal proceedings; unforeseen underperformance of or liabilities associated with acquired properties or other strategic partnerships or investments; competition in the oil and gas industry; any loss of Whiting’s senior management or technical personnel; cybersecurity attacks or failures of Whiting’s telecommunication and other information technology infrastructure; and other risks described under the caption “Risk Factors” in Item 1A of Whiting’s Annual Report on Form 10-K for the period ended December 31, 2019 and any subsequent reports on Form 10-Q. Whiting assumes no obligation, and disclaims any duty, to update the forward-looking statements in this presentation. This presentation refers to Adjusted Net Income (Loss), Discretionary Cash Flow, Adjusted EBITDA and Adjusted EBITDAX, which are non-GAAP measures that Whiting believes are helpful in evaluating the performance of its business. A reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of the presentation. NYSE: WLL 2 C CON ONF FIID DEN ENT TIIA AL L Important Notice to Recipients THIS CONFIDENTIAL PRESENTATION CONTAINS MATERIAL NON-PUBLIC INFORMATION CONCERNING WHITING PETROLEUM CORPORATION (“WHITING”) ITS AFFILIATES, OR THEIR RESPECTIVE SECURITIES (COLLECTIVELY, “COMPANY SECURITIES”). BY ACCEPTING THIS CONFIDENTIAL PRESENTATION, YOU AGREE TO USE ANY SUCH INFORMATION (AND TO REFRAIN FROM TRADING IN COMPANY SECURITIES, AS APPROPRIATE) IN ACCORDANCE WITH THE CONFIDENTIALITY AGREEMENT THAT YOU HAVE ENTERED INTO WITH WHITING, YOUR COMPLIANCE POLICIES AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS. You should consult with your advisors to the extent you deem appropriate in connection with the information contained in this presentation. We make no representation as to the adequacy or appropriateness of the information contained herein for your purposes. We will have no duty to update or supplement this presentation. This presentation is being furnished on the understanding that (i) it will be kept strictly confidential, including in accordance with the confidentiality agreement that you have entered into with Whiting, (ii) any reliance you or your representatives choose to place on the information contained herein is a matter of your respective judgments and at your own respective risks and (iii) neither Whiting nor its advisors or other representatives will have any liability to you or your representatives relating to the information contained in this presentation. This presentation contains statements that Whiting believes to be “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than historical facts, including, without limitation, statements regarding our future financial position, business strategy, projected revenues, earnings, costs, capital expenditures and debt levels, and plans and objectives of management for future operations, are forward-looking statements. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, such statements. These risks and uncertainties include, but are not limited to: declines in, or extended periods of low, oil, NGL or natural gas prices; Whiting’s level of success in exploration, development and production activities; risks related to Whiting’s level of indebtedness, ability to comply with debt covenants and periodic redeterminations of the borrowing base under Whiting’s credit agreement and Whiting’s ability to generate sufficient cash flow from operations to service its indebtedness; the ability to generate sufficient cash flows from operations to meet the internally funded portion of Whiting’s capital expenditures budget; the ability to obtain external capital to finance exploration and development operations; the impact of negative shifts in investor sentiment towards the oil and gas industry; impacts resulting from the allocation of resources among Whiting’s strategic opportunities; the geographic concentration of Whiting’s operations; impacts to financial statements as a result of impairment write-downs and other cash and noncash charges; federal and state initiatives relating to the regulation of hydraulic fracturing and air emissions; revisions to reserve estimates as a result of changes in commodity prices, regulation and other factors; inaccuracies of Whiting’s reserve estimates or assumptions underlying them; the timing of exploration and development expenditures; risks relating to decreases in Whiting’s credit rating; the inability to access oil and gas markets due to market conditions or operational impediments; market availability of, and risks associated with, transport of oil and gas; the ability to successfully complete asset dispositions and the risks related thereto; the ability to drill producing wells on undeveloped acreage prior to its lease expiration; shortages of or delays in obtaining qualified personnel or equipment, including drilling rigs and completion services; weakened differentials impacting the price Whiting receives for oil and natural gas; risks relating to any unforeseen liabilities; the impacts of hedging on Whiting’s results of operations; adverse weather conditions that may negatively impact development or production activities; uninsured or underinsured losses resulting from Whiting’s oil and gas operations; lack of control over non-operated properties; failure of Whiting’s properties to yield oil or gas in commercially viable quantities; the impact and costs of compliance with laws and regulations governing Whiting’s oil and gas operations; the potential impact of changes in laws that could have a negative effect on the oil and gas industry; impacts of local regulations, climate change issues, negative public perception of Whiting’s industry and corporate governance standards; the ability to replace Whiting’s oil and natural gas reserves; negative impacts from litigation and legal proceedings; unforeseen underperformance of or liabilities associated with acquired properties or other strategic partnerships or investments; competition in the oil and gas industry; any loss of Whiting’s senior management or technical personnel; cybersecurity attacks or failures of Whiting’s telecommunication and other information technology infrastructure; and other risks described under the caption “Risk Factors” in Item 1A of Whiting’s Annual Report on Form 10-K for the period ended December 31, 2019 and any subsequent reports on Form 10-Q. Whiting assumes no obligation, and disclaims any duty, to update the forward-looking statements in this presentation. This presentation refers to Adjusted Net Income (Loss), Discretionary Cash Flow, Adjusted EBITDA and Adjusted EBITDAX, which are non-GAAP measures that Whiting believes are helpful in evaluating the performance of its business. A reconciliation of such non-GAAP measures to the relevant GAAP measures can be found at the end of the presentation. NYSE: WLL 2

WHITING

Overview of Business Plan Assumptions

CONFIDENTIAL

Commodity Pricing (As of 3/16/2020)

NYMEX STRIP PRICING	2020E	2021E	2022E	2023E	2024E	2025E
WTI Oil ($/Bbl)	$35.25	$36.59	$39.83	$42.34	$44.23	$45.43
Mt. Belvieu Propane ($/Bbl)	14.06	15.28	16.28	16.82	16.98	17.01
Henry Hub Gas ($/MMBtu)	2.03	2.35	2.34	2.39	2.42	2.45

Commodity Price Realizations

REALIZED PRICING	2020E	2021E	2022E	2023E	2024E	2025E
WTI Oil ($/Bbl)	$27.53	$33.09	$37.53	$40.04	$41.93	$43.13
NGLs ($/Bbl)	3.96	5.28	6.28	6.82	6.98	7.01
Henry Hub Gas ($/MMBtu)	0.12	0.45	0.44	0.49	0.52	0.55

Operating Expenses


$ / Boe
$9.37
$1.75
$0.89
$6.73
$11.90
$2.29
$0.90
$8.71
$12.54
$2.64
$0.90
$9.00
$12.95
$2.78
$0.90
$9.27
$13.19
$2.88
$0.90
$9.41
$13.79
$2.92
$0.90
$9.97
2020E
2021E
2022E
2023E
2024E
2025E
Prod. Taxes
GP&T
LOE

Cash G&A


$MM
$71
$1.74
$65
$2.14
$65
$2.33
$60
$2.33
$60
$2.45
$55
$2.44
2020E
2021E
2022E
2023E
2024E
2025E
Total G&A
$/Boe

WLL POWER

(1) NYMEX Strip pricing per Bloomberg as of 3/16/2020; NGL pricing based on Mont Belvieu propane strip; as of 3/16/2020

NYSE: WLL 3

CONFIDENTIAL Overview of Business Plan Assumptions (cont’d) Spud Frac Pop 61 56 54 54 51 44 43 38 38 35 35 34 34 Gross Program 33 33 33 33 Overview 17 2020E 2021E 2022E 2023E 2024E 2025E $302 $165 $159 $124 $121 Total Capex ($MM) $121 2020E 2021E 2022E 2023E 2024E 2025E 125 PDP PDNP Undeveloped 100 75 Avg. Daily Production 50 Profile (Mboe/d) 25 -- 2020E 2021E 2022E 2023E 2024E 2025E 62% 60% 62% 62% 63% 63% % Oil NYSE: WLL 4 CONFIDENTIAL Overview of Business Plan Assumptions (cont’d) Spud Frac Pop 61 56 54 54 51 44 43 38 38 35 35 34 34 Gross Program 33 33 33 33 Overview 17 2020E 2021E 2022E 2023E 2024E 2025E $302 $165 $159 $124 $121 Total Capex ($MM) $121 2020E 2021E 2022E 2023E 2024E 2025E 125 PDP PDNP Undeveloped 100 75 Avg. Daily Production 50 Profile (Mboe/d) 25 -- 2020E 2021E 2022E 2023E 2024E 2025E 62% 60% 62% 62% 63% 63% % Oil NYSE: WLL 4

C CON ONF FIID DEN ENT TIIA AL L Business Plan Summary Assumes 3/16/20 Strip Pricing DAILY PRODUCTION (MBOE/D) CAPEX ($MM) 111 $302 83 77 71 67 62 $165 $159 $124 $121 $121 2020E 2021E 2022E 2023E 2024E 2025E 2020E 2021E 2022E 2023E 2024E 2025E (1) (1) EBITDA ($MM) CUMULATIVE UNLEVERED FREE CASH FLOW ($MM) $419 $817 $302 $290 $286 $696 $277 $236 $515 $349 $193 $116 2020E 2021E 2022E 2023E 2024E 2025E 2020E 2021E 2022E 2023E 2024E 2025E (1) Includes hedging revenues, Redtail oil deficiencies, 50% of Redtail fresh and saltwater deficiencies and G&A NYSE: WLL 5 C CON ONF FIID DEN ENT TIIA AL L Business Plan Summary Assumes 3/16/20 Strip Pricing DAILY PRODUCTION (MBOE/D) CAPEX ($MM) 111 $302 83 77 71 67 62 $165 $159 $124 $121 $121 2020E 2021E 2022E 2023E 2024E 2025E 2020E 2021E 2022E 2023E 2024E 2025E (1) (1) EBITDA ($MM) CUMULATIVE UNLEVERED FREE CASH FLOW ($MM) $419 $817 $302 $290 $286 $696 $277 $236 $515 $349 $193 $116 2020E 2021E 2022E 2023E 2024E 2025E 2020E 2021E 2022E 2023E 2024E 2025E (1) Includes hedging revenues, Redtail oil deficiencies, 50% of Redtail fresh and saltwater deficiencies and G&A NYSE: WLL 5

CONFIDENTIAL Unlevered Free Cash Flow Summary Assumes 3/16/20 Strip Pricing ($ in millions) 1Q20 2Q20 3Q20 4Q20 2020E 2021E 2022E 2023E 2024E 2025E Production Summary Crude Oil (MMBbls) 6 6 6 6 24 18 17 16 15 14 NGLs (MMboe) 2 2 2 2 8 6 5 5 4 4 Natural Gas (Bcf) 12 13 14 14 53 37 33 30 28 26 Total Production (MMBoe) 10 10 10 10 41 30 28 26 24 23 Daily Production (MBoe/d) 112 114 111 109 111 83 77 71 67 62 (1) NYMEX Strip Pricing Oil ($ / Bbl) $45.65 $29.79 $31.82 $33.73 $35.25 $36.59 $39.83 $42.34 $44.23 $45.43 NGLs ($ / Bbl) 15.63 11.88 13.60 15.14 14.06 15.28 16.28 16.82 16.98 17.01 Gas ($ / Mcf) 1.91 1.86 2.04 2.31 2.03 2.35 2.34 2.39 2.42 2.45 (2) $226 $117 $145 $161 $649 $606 $650 $641 $644 $608 Oil Revenue NGL Revenue 13 2 5 11 31 31 32 32 31 29 Gas Revenue 2 (2) 1 6 7 17 14 15 15 14 Total Oil and Gas Revenue $241 $117 $151 $177 $687 $654 $696 $688 $689 $651 Heding Revenue 33 74 47 44 198 15 -- -- -- -- Total Revenue $274 $191 $198 $221 $885 $669 $696 $688 $689 $651 Lease Operating Expenses (73) (73) (65) (63) (274) (264) (251) (239) (230) (224) Gathering & Transportation (9) (9) (9) (9) (37) (27) (25) (23) (22) (20) Production Taxes (21) (11) (14) (17) (64) (62) (66) (65) (65) (62) Cash G&A (23) (18) (15) (15) (71) (65) (65) (60) (60) (55) EBITDAX $148 $79 $95 $117 $440 $250 $289 $301 $311 $289 (3) Exploration Expense (8) (4) (4) (4) (21) (13) (12) (10) (9) (4) EBITDA $140 $75 $91 $113 $419 $236 $277 $290 $302 $286 Total Capex (153) (75) (56) (18) (302) (159) (121) (124) (121) (165) Unlevered Free Cash Flow ($12) ($1) $35 $95 $116 $77 $156 $166 $181 $121 Note: unlevered cash flow summary does not include impact of interest expense, changes in working capital or restructuring fees and expenses (1) NYMEX Strip pricing per Bloomberg as of 3/16/2020; NGL pricing based on Mont Belvieu propane strip NYSE: WLL 6 (2) Includes Redtail oil deficiency payments (3) Includes 50% of Redtail fresh water and salt water deficiency payments CONFIDENTIAL Unlevered Free Cash Flow Summary Assumes 3/16/20 Strip Pricing ($ in millions) 1Q20 2Q20 3Q20 4Q20 2020E 2021E 2022E 2023E 2024E 2025E Production Summary Crude Oil (MMBbls) 6 6 6 6 24 18 17 16 15 14 NGLs (MMboe) 2 2 2 2 8 6 5 5 4 4 Natural Gas (Bcf) 12 13 14 14 53 37 33 30 28 26 Total Production (MMBoe) 10 10 10 10 41 30 28 26 24 23 Daily Production (MBoe/d) 112 114 111 109 111 83 77 71 67 62 (1) NYMEX Strip Pricing Oil ($ / Bbl) $45.65 $29.79 $31.82 $33.73 $35.25 $36.59 $39.83 $42.34 $44.23 $45.43 NGLs ($ / Bbl) 15.63 11.88 13.60 15.14 14.06 15.28 16.28 16.82 16.98 17.01 Gas ($ / Mcf) 1.91 1.86 2.04 2.31 2.03 2.35 2.34 2.39 2.42 2.45 (2) $226 $117 $145 $161 $649 $606 $650 $641 $644 $608 Oil Revenue NGL Revenue 13 2 5 11 31 31 32 32 31 29 Gas Revenue 2 (2) 1 6 7 17 14 15 15 14 Total Oil and Gas Revenue $241 $117 $151 $177 $687 $654 $696 $688 $689 $651 Heding Revenue 33 74 47 44 198 15 -- -- -- -- Total Revenue $274 $191 $198 $221 $885 $669 $696 $688 $689 $651 Lease Operating Expenses (73) (73) (65) (63) (274) (264) (251) (239) (230) (224) Gathering & Transportation (9) (9) (9) (9) (37) (27) (25) (23) (22) (20) Production Taxes (21) (11) (14) (17) (64) (62) (66) (65) (65) (62) Cash G&A (23) (18) (15) (15) (71) (65) (65) (60) (60) (55) EBITDAX $148 $79 $95 $117 $440 $250 $289 $301 $311 $289 (3) Exploration Expense (8) (4) (4) (4) (21) (13) (12) (10) (9) (4) EBITDA $140 $75 $91 $113 $419 $236 $277 $290 $302 $286 Total Capex (153) (75) (56) (18) (302) (159) (121) (124) (121) (165) Unlevered Free Cash Flow ($12) ($1) $35 $95 $116 $77 $156 $166 $181 $121 Note: unlevered cash flow summary does not include impact of interest expense, changes in working capital or restructuring fees and expenses (1) NYMEX Strip pricing per Bloomberg as of 3/16/2020; NGL pricing based on Mont Belvieu propane strip NYSE: WLL 6 (2) Includes Redtail oil deficiency payments (3) Includes 50% of Redtail fresh water and salt water deficiency payments